UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-834

Name of Registrant: Vanguard Windsor Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: October 31

Date of reporting period: November 1, 2011 – April 30, 2012

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2012
Vanguard WindsorTM Fund

> Vanguard Windsor Fund returned more than 12% for the six months ended April 30, 2012, ahead of its benchmark and the average return of peer funds.

> The fund’s consumer discretionary stocks were among its top performers; energy was the only sector to produce a negative result.

> After a tepid start to the fiscal half-year, the fund notched strong returns over the period’s final four months.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	12
Performance Summary.	13
Financial Statements.	14
About Your Fund’s Expenses.	27
Trustees Approve Advisory Agreements.	29
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012
Total
Returns
Vanguard Windsor Fund
Investor Shares	12.61%
Admiral™ Shares	12.69
Russell 1000 Value Index	11.62
Multi-Cap Value Funds Average	10.55

Multi-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor Fund
Investor Shares	$12.92	$14.42	$0.115	$0.000
Admiral Shares	43.59	48.66	0.411	0.000

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor Fund’s result for the six months ended April 30, 2012, reflected the stock market’s strong performance and the continued growth of the U.S. economy. The fund’s return of more than 12% for the period surpassed that of its benchmark, the Russell 1000 Value Index, and the average return for multi-capitalization value funds.

Although value stocks trailed their growth counterparts during the period, there were still opportunities aplenty for the value-oriented investor. Windsor’s advisors, Wellington Management and AllianceBernstein, made some astute choices in their search for bargains.

Nine of the fund’s ten sectors registered positive returns, with financials, consumer discretionary, health care, and industrials responsible for most of the fund’s advance. Only the energy sector posted a negative return.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of the emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid, if unremarkable, six-month total returns.

The yields of U.S. Treasury bonds bobbed higher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

Advisors found value in a variety of sectors
The universe of stocks in which Windsor’s advisors search for holdings includes both fallen and potential stars. The common denominator is out-of-favor companies that the advisors expect to produce better-than-anticipated earnings that will lay the groundwork for strong stock performance as the business cycle continues.

Although this contrarian approach wasn’t completely in synch with a market environment that rewarded growth above value during the half-year, the advisors’ disciplined, yet opportunistic value-oriented strategy still served the fund well.

Positions built by the advisors while the fund struggled were rewarded during the recent reporting period.

The advisors’ stock choices were most rewarding in consumer discretionary, which led all sectors with a return of nearly 23%. Windsor’s investments in retailers (mainly of the home improvement and apparel varieties), cable corporations, and selected homebuilders exhibited the most strength as the economy seemed to gain traction.

Windsor’s largest sector allocation, financials, returned more than 15% and was the top contributor to the fund’s performance. As the U.S. economy showed tangible improvement and the

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.39%	0.29%	1.24%

The fund expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2012, the fund’s annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Multi-Cap Value Funds.

debt crisis in Europe experienced a lull, previously battered financial stocks displayed resilience. Quality companies that had weathered the financial crisis and subsequent regulatory challenges were in the best position to rebound. Major asset managers, diversified financial services firms, and commercial banks delivered the largest returns.

Health care, one of Windsor’s heavier sector allocations, also did well. Major pharmaceutical companies improved their bottom lines through cost cutting and, after some challenges, stabilized their product pipelines. At the same time, biotechnology firms benefited from mergers and acquisitions as well as increased revenue from successful new drugs.

Advances were apparent across the industrial sector, where economic expansion and the low cost of U.S. natural gas lifted manufacturers of steel, transportation equipment, and machinery. Airlines, machinery companies, aerospace and defense firms, and electrical equipment companies were responsible for most of the gains. The advisor’s stock picks in the sector also helped performance.

Windsor’s materials and telecommunication services holdings also notched solid results. Energy, the fund’s only sector to post a negative return, was hurt by poor stock choices as well as depressed prices for natural gas in the United States.

You can find more information about Windsor’s performance and positioning in the Advisors’ Report, which follows this letter.

Investment essentials that are in your control
The Windsor Fund’s contrarian and flexible approach has resulted in periods of outperformance and underperformance over the years as the fund’s positioning sometimes veers widely from that of its benchmark. Long-term shareholders have been rewarded by the fund’s strategy, which requires patience when the advisors’ beliefs aren’t shared by many other investors. Windsor’s record illustrates why we always encourage investors to take a long-term approach.

It’s also wise to consider two other important principles within your control: the amount you save and the length of time you’re saving. Penny Saved, Penny Earned, a recent Vanguard research paper available at vanguard.com/research, explains that retirement investors stand a greater chance of meeting their goals if they increase their savings rate and savings time horizon. These two strategies are a more reliable path to success than another strategy used to enhance wealth, the assumption of greater risk.

History suggests that creating a diversified and balanced portfolio based on your time horizon, financial goals, and risk tolerance is also a crucial part of the equation for long-term investment success. Vanguard Windsor Fund, with its experienced and knowledgeable advisors and low costs, can be an important part of such a diversified portfolio.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2012

Advisors’ Report

For the fiscal half-year ended April 30, 2012, the Investor Shares of Vanguard Windsor Fund returned 12.61%, while the lower-cost Admiral Shares returned 12.69%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct, yet complementary, investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These reports were prepared on May 16, 2012.

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	70	8,907	Seeks to provide long-term total returns above both the
Company, LLP			S&P 500 and value-oriented indexes over a complete
			market cycle through bottom-up, fundamentally driven
			stock selection focused on deeply undervalued
			securities.
AllianceBernstein L.P.	27	3,461	A value focus that couples rigorous fundamental
			company research with quantitative risk controls to
			capture value opportunities.
Cash Investments	3	289	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

Wellington Management Company, LLP

Portfolio Manager:
James N. Mordy, Senior Vice President and Equity Portfolio Manager

The S&P 500 continued a strong advance that began last October, following a relatively sharp mid-year correction in 2011. Investor sentiment improved in response to macro developments and continued strong earnings growth. As 2012 began, we witnessed a strong reversal in many of the market trends that had been in place for much of 2011. We had felt that investors were paying excessive premiums for safety and above-market dividend yields; therefore, we were not surprised that many stocks, such as utilities, underperformed in this more constructive environment.

Our relative performance for the six-month period was mixed, with favorable results in six of the ten broad industry sectors. Consumer discretionary, which was the best-performing sector of the S&P 500, was also our best relative sector, thanks to good stock selection and our overweighted position. In recent months we have seen ample evidence of a long-awaited turn in the U.S. housing markets, and the stocks of our two homebuilders, Toll Brothers and Lennar, responded with outsized gains. Our large position in Comcast also significantly outperformed the S&P 500, mainly because of the company’s attractive capital return strategy, which included a 44% increase to the dividend in February. Industrials was our second-best sector. A diverse group of stocks that included Fiat Industrial, Delta Air Lines, Pentair, and Cooper Industries did well, each rising more than 20% on improved fundamentals.

Financial stocks did well in the overall market rally, and we benefited from our overweighted allocation. Our largest overall holding, Wells Fargo, notched a return of over 30% in the half-year. We prefer Wells Fargo to the other large-capitalization banks as it offers an attractive combination of superior returns, more predictable revenues, less exposure to Europe and the Volcker Rule, and earnings upside relative to consensus expectations.

Information technology was our worst relative sector, in large part because we did not own Apple, which returned 44% for the period. Because it is widely owned and admired, Apple is a tough stock for contrarian value investors to rationalize having in their portfolio. We also have some longer-term concerns about the sustainability of carrier subsidies for the iPhone.

We also came up short in energy relative to the index, largely because of adverse stock selection in the oil and gas producer group. As a result of a combination of excess supply and warm winter weather, U.S. natural gas fell to a decade-low price of below $2.00 mcf (thousand cubic feet). This pressured our exploration and production stocks such as Southwestern Energy and coal miner CONSOL Energy, which has diversified into natural gas in recent years. We sense a longer-term opportunity here and have recently observed a decrease in supply in response to reduced drilling.

During the period we were net buyers (in order of significance) in the industrial, energy, and materials sectors. We were net sellers in the financial, health care, and consumer discretionary sectors. In the last six months, we have moved from an underweighting to a slight overweighting in industrials and to neutral in energy. While financials remain our largest overweighting, we have trimmed our position, and we have also widened our underweighting in information technology, a sector that has generated general enthusiasm among investors.

Our largest new purchase was Lowe’s, for which we swapped out of Home Depot, largely for valuation reasons. We like home improvement fundamentals and anticipate that Lowe’s could return 70% of its current market cap to shareholders over the next five years in the form of dividends and share repurchases. In the energy sector, we purchased Baker Hughes on weakness related to its North American business. The exploration and production companies have shifted their drilling focus from gas to oil wells, which created logistical challenges for the service companies, but ultimately should have positive implications. We also made a significant purchase of Lockheed Martin.

Secular pressures on the U.S. defense budget are well known, geopolitical tensions and international growth are underappreciated, and we will collect a 4.8% dividend yield on our purchase price.

While the U.S. economy has recently lost some momentum, it continues to grow at a measured pace. Renewed anxiety over the future of Europe, slowing growth in China, and the uncertainty of U.S. elections and the 2013 “fiscal cliff” will, at a minimum, dampen market sentiment over the balance of the year, and could represent major risks to the outlook. With inflationary pressures moderating, monetary authorities in key global economies can continue to offer support through a cycle of easing.

We believe that the U.S. economy will continue to muddle along at a slow pace of growth. We do worry about the sustainability of the pace of corporate productivity gains and record profit margins, which have allowed for robust earnings growth since the bottom of the financial crises without much revenue growth. We are particularly focused on companies with above-average free cash flow yields, whose prospects can improve despite the sluggish climate, and where good management teams can use their cash to create value for shareholders. We are confident in our portfolio, which continues to feature good companies selling at discounted valuations.

AllianceBernstein L.P.

Portfolio Managers:
Joseph G. Paul, Chief Investment Officer, U.S. Large-Cap Value Equities and North American Value Equities

Gregory L. Powell, Director of Research, U.S. Large-Cap Value Equities

Stocks moved sharply higher over the past six months as the European Central Bank’s decisive actions to stem the Eurozone credit crisis helped alleviate investors’ worst contagion fears. We remain confident about the portfolio’s latent return potential. By our measure, the value opportunity remains exceptionally large. Pessimism about the future is still running high, and valuation spreads between the cheapest and most expensive stocks are back to where they were at the March 2009 market trough—despite significant improvements in the economy and corporate profits since then. We expect spreads to narrow as investor confidence strengthens, paving the way for future portfolio outperformance.

In our view, the portfolio is exceptionally well positioned to take advantage of this value opportunity, ranking among the most attractively valued within its U.S. large-cap value peer group. As the environment for bottom-up stock-picking grows more favorable, we continue to increase our concentrations in several stocks. Our research insights have given us a high degree of conviction in our forecasts and, hence, in the upside potential of these stocks.

Many new purchases, such as MGM Resorts, are classic value stories. The slump in Las Vegas, which accounts for about 60% of MGM’s total revenues, had many investors worried about MGM’s ability to support its huge debt load. But we view these fears excessive. Las Vegas has begun to revive, which should continue to push up room rates as capacity tightens. We expect repatriated cash from the company’s new Macau hotels, coupled with the rebound in free cash flow from its U.S. operations, to enable MGM to substantially reduce net debt by 2015. At less than six times our normal earnings forecast, the stock looks very attractively valued.

In another major shift, we continued to narrow our underweighting in financials, mostly by purchasing the stocks of banks (notably Citigroup and Wells Fargo) that we believe sold off more severely than was warranted by their long-term earnings power. Most recently, we established a position in CIT, a U.S. specialty lender that went bankrupt in 2009 and has faced concerns about its ability to recover. Our research suggests that CIT’s niche lending businesses are resilient and face limited competition, while the company has made better progress with its debt restructuring than is generally perceived. The shares trade at 0.8 times tangible book value, versus 1.3 times for its large-cap and regional rivals.

With market volatility likely to remain higher than normal over the near term, however, we also continue to emphasize companies that have been able to generate cash and have above-average potential for returning excess cash to shareholders. These holdings span diverse industries, such as pharmaceuticals, media, and consumer staples. As a result, the portfolio trades at a bigger discount to the market—based on our normalized estimates of earnings per share—than it did in early 2009, despite stronger profitability and cash-return potential.

Our disciplined value investing style has been out of favor in recent years; as a result of investor anxiety stemming from the financial crisis of 2008, stocks have generally not been rewarded for their potential earnings power. Now that the fear is beginning to subside, we think that conditions are becoming more promising for stock picking—and for value investing in particular. In this environment, we expect our continued focus on the most attractively valued opportunities in the market, backed by in-depth fundamental research, to reinforce the recovery potential of our portfolio.

Windsor Fund

Fund Profile
As of April 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.39%	0.29%
30-Day SEC Yield	1.66%	1.76%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	169	657	3,716
Median Market Cap $25.3B		$39.8B	$36.0B
Price/Earnings Ratio	14.7x	15.1x	16.7x
Price/Book Ratio	1.8x	1.6x	2.3x
Return on Equity	15.2%	12.6%	18.2%
Earnings Growth Rate	3.4%	1.1%	8.6%
Dividend Yield	2.1%	2.6%	2.0%
Foreign Holdings	13.0%	0.0%	0.0%
Turnover Rate
(Annualized)	45%	—	—
Short-Term Reserves	1.4%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	13.6%	9.4%	12.2%
Consumer Staples	7.7	7.7	9.5
Energy	11.2	11.5	10.5
Financials	19.5	26.5	15.8
Health Care	16.0	12.3	11.5
Industrials	9.7	9.3	10.9
Information
Technology	14.3	8.9	19.5
Materials	4.3	2.6	4.0
Telecommunication
Services	1.1	4.7	2.6
Utilities	2.6	7.1	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.98	0.99
Beta	1.10	1.11

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Wells Fargo & Co.	Diversified Banks	3.2%
Pfizer Inc.	Pharmaceuticals	2.3
Arrow Electronics Inc.	Technology
	Distributors	2.1
JPMorgan Chase & Co.	Diversified Financial
	Services	2.1
Comcast Corp.	Cable & Satellite	2.0
UnitedHealth Group Inc.	Managed Health
	Care	1.8
Merck & Co. Inc.	Pharmaceuticals	1.7
Cisco Systems Inc.	Communications
	Equipment	1.7
Lowe's Cos. Inc.	Home
	Improvement Retail	1.6
ACE Ltd.	Property & Casualty
	Insurance	1.5
Top Ten		20.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratios were 0.37% for Investor Shares and 0.27% for Admiral Shares.

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Note: For 2012, performance data reflect the six months ended April 30, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	3.41%	-0.76%	3.79%
Admiral Shares	11/12/2001	3.50	-0.64	3.90

See Financial Highlights for dividend and capital gains information.

Windsor Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.5%)[1]
Consumer Discretionary (13.3%)
	Comcast Corp.	8,502,100	253,618
	Lowe’s Cos. Inc.	6,319,400	198,872
*,2	Buck Holdings LP
	Private Placement	NA	185,869
*	Toll Brothers Inc.	6,629,100	168,379
	Lennar Corp. Class A	4,144,400	114,966
	Kohl’s Corp.	1,669,800	83,707
	Virgin Media Inc.	2,801,700	68,810
	TJX Cos. Inc.	1,632,800	68,104
	Time Warner Cable Inc.	693,800	55,816
*	MGM Resorts
	International	3,525,000	47,305
	Viacom Inc. Class B	909,300	42,182
*	General Motors Co.	1,818,700	41,830
*	TRW Automotive
	Holdings Corp.	735,800	33,633
	Macy’s Inc.	787,900	32,320
	CBS Corp. Class B	872,400	29,095
	Ford Motor Co.	2,363,000	26,655
	Lear Corp.	628,000	26,062
*	DIRECTV Class A	527,300	25,980
	News Corp. Class A	1,277,300	25,035
	Gannett Co. Inc.	1,632,909	22,567
*	Apollo Group Inc. Class A	576,600	20,308
	McGraw-Hill Cos. Inc.	389,900	19,171
	Home Depot Inc.	343,700	17,800
	Newell Rubbermaid Inc.	788,540	14,351
	Walt Disney Co.	330,000	14,226
*	NVR Inc.	14,700	11,524
^	GameStop Corp. Class A	481,400	10,957
	Royal Caribbean
	Cruises Ltd.	341,900	9,358
	Staples Inc.	358,400	5,519
	Limited Brands Inc.	84,100	4,180
			1,678,199

			Market
			Value
		Shares	($000)
Consumer Staples (7.4%)
	Japan Tobacco Inc.	28,106	155,699
	Corn Products
	International Inc.	1,887,900	107,724
	Danone	1,494,278	105,197
*	Energizer Holdings Inc.	1,245,200	88,820
	Walgreen Co.	2,259,500	79,218
	Lorillard Inc.	450,700	60,975
	Procter & Gamble Co.	952,200	60,598
	Altria Group Inc.	1,824,600	58,770
	Kroger Co.	2,463,900	57,335
	CVS Caremark Corp.	1,032,400	46,066
	Bunge Ltd.	658,300	42,460
*	Constellation Brands Inc.
	Class A	1,185,700	25,611
	Molson Coors
	Brewing Co. Class B	432,775	17,995
	Tyson Foods Inc. Class A	734,100	13,397
	Reynolds American Inc.	203,200	8,297
	Philip Morris
	International Inc.	83,600	7,483
	ConAgra Foods Inc.	250,000	6,455
			942,100
Energy (10.8%)
*	Southwestern Energy Co.	4,221,800	133,324
	Baker Hughes Inc.	2,830,000	124,831
	Statoil ASA ADR	4,613,387	124,146
*	Cobalt International
	Energy Inc.	4,347,800	116,347
	Noble Corp.	2,656,900	101,122
	Canadian Natural
	Resources Ltd.	2,790,200	96,960
	Inpex Corp.	13,077	86,341
	Chevron Corp.	717,600	76,468
	Halliburton Co.	2,210,800	75,654
	Anadarko Petroleum Corp.	982,900	71,958
	Exxon Mobil Corp.	790,800	68,278
	BP plc ADR	1,307,300	56,750

Windsor Fund

			Market
			Value
		Shares	($000)
	CONSOL Energy Inc.	1,700,759	56,533
	Devon Energy Corp.	617,900	43,160
	Marathon Petroleum Corp.	958,600	39,887
	Transocean Ltd.	757,200	38,155
	Marathon Oil Corp.	1,172,400	34,398
*	Weatherford
	International Ltd.	1,418,400	20,241
			1,364,553
Exchange-Traded Fund (0.8%)
3	Vanguard Value ETF	1,839,100	105,068

Financials (18.9%)
	Wells Fargo & Co.	12,289,900	410,851
	JPMorgan Chase & Co.	6,194,350	266,233
	ACE Ltd.	2,489,300	189,112
	Ameriprise Financial Inc.	3,084,500	167,211
	Bank of America Corp.	18,733,000	151,925
	Unum Group	6,269,900	148,847
	BlackRock Inc.	621,700	119,105
	Weyerhaeuser Co.	5,358,100	109,091
	Swiss Re AG	1,659,845	104,227
	Invesco Ltd.	4,175,154	103,711
	Citigroup Inc.	3,138,300	103,689
	Principal Financial
	Group Inc.	3,565,900	98,668
	Everest Re Group Ltd.	981,600	97,277
*	CIT Group Inc.	1,446,919	54,766
	Morgan Stanley	2,302,400	39,785
*	E*TRADE Financial Corp.	3,034,800	32,260
	State Street Corp.	646,300	29,872
	Moody’s Corp.	566,700	23,206
	Reinsurance Group of
	America Inc. Class A	338,400	19,675
*	Berkshire Hathaway Inc.
	Class B	243,600	19,598
	Legg Mason Inc.	702,900	18,325
	PNC Financial Services
	Group Inc.	229,300	15,207
	Chubb Corp.	184,900	13,511
	Travelers Cos. Inc.	201,000	12,928
	BB&T Corp.	346,800	11,111
	Discover Financial Services	245,000	8,306
	US Bancorp	250,000	8,043
	Leucadia National Corp.	242,089	6,018
	KeyCorp	476,200	3,829
	XL Group plc Class A	170,700	3,672
			2,390,059
Health Care (15.6%)
	Pfizer Inc.	12,741,200	292,156
	UnitedHealth Group Inc.	4,135,400	232,203
	Merck & Co. Inc.	5,542,300	217,480
	Roche Holding AG	731,310	133,654
	Medtronic Inc.	3,478,500	132,879
*	Gilead Sciences Inc.	2,528,200	131,492

			Market
			Value
		Shares	($000)
	Cigna Corp.	2,528,200	116,879
	Covidien plc	2,050,400	113,243
	Johnson & Johnson	1,612,200	104,938
	Daiichi Sankyo Co. Ltd.	5,788,400	99,406
	Teva Pharmaceutical
	Industries Ltd. ADR	1,949,200	89,156
	McKesson Corp.	943,900	86,282
	WellPoint Inc.	978,500	66,362
	AstraZeneca plc ADR	1,236,420	54,279
	HCA Holdings Inc.	1,186,800	31,949
*	Health Net Inc.	650,000	23,146
*	Vertex
	Pharmaceuticals Inc.	469,700	18,074
	Roche Holding AG ADR	385,000	17,641
	Aetna Inc.	242,700	10,688
			1,971,907
Industrials (9.3%)
	Pentair Inc.	3,230,500	140,010
	Dover Corp.	2,094,000	131,210
	Eaton Corp.	2,711,400	130,635
	Cooper Industries plc	1,982,500	124,045
*	Delta Air Lines Inc.	10,616,900	116,361
	Lockheed Martin Corp.	1,279,200	115,819
	General Electric Co.	5,501,800	107,725
	Honeywell
	International Inc.	1,757,100	106,586
^	Fiat Industrial SPA	7,167,787	81,370
	FedEx Corp.	665,900	58,759
	Northrop Grumman Corp.	432,201	27,350
*	Fortune Brands Home
	& Security Inc.	555,000	12,621
	Tyco International Ltd.	214,200	12,023
	Union Pacific Corp.	70,000	7,871
	CSX Corp.	333,900	7,449
			1,179,834
Information Technology (13.8%)
*,4	Arrow Electronics Inc.	6,418,050	269,879
	Cisco Systems Inc.	10,702,200	215,649
	ASML Holding NV	3,588,300	182,967
	Avago Technologies Ltd.	4,192,900	144,571
	Microsoft Corp.	3,984,200	127,574
	Oracle Corp.	3,481,700	102,327
	Western Union Co.	5,125,000	94,198
*	SanDisk Corp.	2,463,700	91,182
	Accenture plc Class A	1,231,400	79,980
	Hewlett-Packard Co.	3,096,665	76,673
	Intel Corp.	2,508,700	71,247
	Applied Materials Inc.	4,821,800	57,813
	Texas Instruments Inc.	1,433,300	45,780
	Linear Technology Corp.	1,318,400	43,125
	Corning Inc.	2,652,500	38,063
*	Lam Research Corp.	858,900	35,773
*	Micron Technology Inc.	5,023,630	33,106
	Visa Inc. Class A	150,400	18,496

Windsor Fund

		Market
		Value
	Shares	($000)
Advanced Semiconductor
Engineering Inc. ADR	1,927,881	9,774
Motorola Solutions Inc.	153,900	7,854
		1,746,031
Materials (4.2%)
LyondellBasell Industries
NV Class A	2,945,800	123,076
International Paper Co.	3,174,000	105,726
* Owens-Illinois Inc.	3,910,900	90,928
Potash Corp. of
Saskatchewan Inc.	1,643,900	69,833
Rexam plc	8,216,653	57,356
Agrium Inc.	524,700	46,121
Incitec Pivot Ltd.	10,235,532	34,594
*,^ Sino-Forest Corp.	3,223,900	—
		527,634
Telecommunication Services (1.0%)
AT&T Inc.	1,974,700	64,987
CenturyLink Inc.	1,652,900	63,736
		128,723
Utilities (2.4%)
PG&E Corp.	2,435,100	107,583
Northeast Utilities	1,154,300	42,443
NV Energy Inc.	1,790,500	29,812
CenterPoint Energy Inc.	1,207,700	24,408
Atmos Energy Corp.	659,700	21,493
Great Plains Energy Inc.	985,900	20,132
Edison International	415,000	18,264
American Electric
Power Co. Inc.	400,000	15,536
DTE Energy Co.	250,000	14,095
NiSource Inc.	508,400	12,532
		306,298
Total Common Stocks
(Cost $10,798,212)		12,340,406

		Market
		Value
	Shares	($000)
Temporary Cash Investments (2.9%)[1]
Money Market Fund (1.5%)
[5,6] Vanguard Market Liquidity
Fund, 0.137%	182,195,232	182,195

	Face
	Amount
	($000)
Repurchase Agreement (1.3%)
Bank of America
Securities, LLC 0.200%,
5/1/12 (Dated 4/30/12,
Repurchase Value
$164,101,000,
collateralized by Federal
National Mortgage
Assn. 3.000%–4.000%,
3/1/42)	164,100	164,100

U.S. Government and Agency Obligations (0.1%)
7 United States
Treasury Note/Bond,
0.375%, 8/31/12	15,000	15,012
Total Temporary Cash Investments
(Cost $361,307)		361,307
Total Investments (100.4%)
(Cost $11,159,519)		12,701,713
Other Assets and Liabilities (-0.4%)
Other Assets		139,428
Liabilities[6]		(184,474)
		(45,046)
Net Assets (100%)		12,656,667

Windsor Fund

At April 30, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	13,886,325
Undistributed Net Investment Income	40,661
Accumulated Net Realized Losses	(2,813,514)
Unrealized Appreciation (Depreciation)
Investment Securities	1,542,194
Futures Contracts	835
Foreign Currencies	166
Net Assets	12,656,667

Investor Shares—Net Assets
Applicable to 493,770,163 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,120,127
Net Asset Value Per Share—
Investor Shares	$14.42

Admiral Shares—Net Assets
Applicable to 113,773,556 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,536,540
Net Asset Value Per Share—
Admiral Shares	$48.66

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $33,572,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.6% and 1.8%, respectively, of net assets.
2 Restricted security represents 1.5% of net assets. Shares not applicable for this private placement.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $41,412,000 of collateral received for securities on loan.
7 Securities with a value of $10,008,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	130,736
Interest[2]	187
Security Lending	690
Total Income	131,613
Expenses
Investment Advisory Fees—Note B
Basic Fee	7,688
Performance Adjustment	793
The Vanguard Group—Note C
Management and Administrative—Investor Shares	7,066
Management and Administrative—Admiral Shares	2,872
Marketing and Distribution—Investor Shares	711
Marketing and Distribution—Admiral Shares	455
Custodian Fees	104
Shareholders’ Reports—Investor Shares	4
Shareholders’ Reports—Admiral Shares	5
Trustees’ Fees and Expenses	13
Total Expenses	19,711
Expenses Paid Indirectly	(301)
Net Expenses	19,410
Net Investment Income	112,203
Realized Net Gain (Loss)
Investment Securities Sold[2]	521,023
Futures Contracts	20,465
Foreign Currencies	(341)
Realized Net Gain (Loss)	541,147
Change in Unrealized Appreciation (Depreciation)
Investment Securities	789,618
Futures Contracts	724
Foreign Currencies	213
Change in Unrealized Appreciation (Depreciation)	790,555
Net Increase (Decrease) in Net Assets Resulting from Operations	1,443,905

1 Dividends are net of foreign withholding taxes of $4,059,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,967,000, $89,000, and ($56,901,000), respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	112,203	181,991
Realized Net Gain (Loss)	541,147	1,147,461
Change in Unrealized Appreciation (Depreciation)	790,555	(788,789)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,443,905	540,663
Distributions
Net Investment Income
Investor Shares	(58,470)	(97,694)
Admiral Shares	(47,150)	(73,770)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(105,620)	(171,464)
Capital Share Transactions
Investor Shares	(374,125)	(1,510,081)
Admiral Shares	(37,640)	191,699
Net Increase (Decrease) from Capital Share Transactions	(411,765)	(1,318,382)
Total Increase (Decrease)	926,520	(949,183)
Net Assets
Beginning of Period	11,730,147	12,679,330
End of Period[1]	12,656,667	11,730,147

1 Net Assets—End of Period includes undistributed net investment income of $40,661,000 and $34,419,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Investor Shares

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.92	$12.56	$10.97	$9.51	$19.52	$19.27
Investment Operations
Net Investment Income	.123	.184	.190[1]	.197	.279	.298
Net Realized and Unrealized Gain (Loss)
on Investments	1.492	.346	1.586	1.486	(7.985)	1.782
Total from Investment Operations	1.615	.530	1.776	1.683	(7.706)	2.080
Distributions
Dividends from Net Investment Income	(.115)	(.170)	(.186)	(.223)	(.289)	(.301)
Distributions from Realized Capital Gains	—	—	—	—	(2.015)	(1.529)
Total Distributions	(.115)	(.170)	(.186)	(.223)	(2.304)	(1.830)
Net Asset Value, End of Period	$14.42	$12.92	$12.56	$10.97	$9.51	$19.52

Total Return[2]	12.61%	4.15%	16.31%	18.22%	-43.88%	11.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,120	$6,736	$7,999	$7,610	$7,041	$14,490
Ratio of Total Expenses to
Average Net Assets[3]	0.37%	0.39%	0.33%	0.33%	0.30%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.82%	1.34%	1.59%[1]	2.03%	1.91%	1.50%
Portfolio Turnover Rate	45%	49%	50%	61%[4]	55%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.036 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, (0.03%), (0.05%), (0.03%), and (0.01%).
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$43.59	$42.37	$37.01	$32.08	$65.90	$65.04
Investment Operations
Net Investment Income	.441	.664	.685[1]	.701	.999	1.085
Net Realized and Unrealized Gain (Loss)
on Investments	5.040	1.171	5.348	5.020	(26.974)	6.019
Total from Investment Operations	5.481	1.835	6.033	5.721	(25.975)	7.104
Distributions
Dividends from Net Investment Income	(.411)	(.615)	(.673)	(.791)	(1.047)	(1.085)
Distributions from Realized Capital Gains	—	—	—	—	(6.798)	(5.159)
Total Distributions	(.411)	(.615)	(.673)	(.791)	(7.845)	(6.244)
Net Asset Value, End of Period	$48.66	$43.59	$42.37	$37.01	$32.08	$65.90

Total Return	12.69%	4.26%	16.44%	18.38%	-43.85%	11.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,537	$4,994	$4,680	$4,203	$4,723	$9,770
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.29%	0.22%	0.20%	0.17%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.92%	1.44%	1.70%[1]	2.16%	2.04%	1.62%
Portfolio Turnover Rate	45%	49%	50%	61%[3]	55%	40%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $.120 and 0.29%, respectively, resulting from a cash payment received in connection with the merger of Schering-Plough Corp. and Merck & Co. in November 2009.
2 Includes performance-based investment advisory fee increases (decreases) of 0.01%, 0.03%, (0.03%), (0.05%), (0.03%), and (0.01%).
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Windsor Fund

4. Repurchase Agreements: The fund may enter into repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default or bankruptcy by the other party to the agreement, the fund may sell or retain the collateral; however, such action may be subject to legal proceedings.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and Wellington Management Company, LLP, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Value Index. The basic fee of Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $793,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $1,890,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.76% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Windsor Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $301,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). These inputs may include the fund’s cost basis for recently acquired investments, market values of relevant reference assets, and adjustments based on liquidity or estimated disposal costs.

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	11,296,693	857,844	185,869
Temporary Cash Investments	182,195	179,112	—
Futures Contracts—Assets[1]	7	—	—
Futures Contracts—Liabilities[1]	(582)	—	—
Total	11,478,313	1,036,956	185,869
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the six months ended April 30, 2012. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

Investments in
Common Stocks
Amount Valued Based on Level 3 Inputs	($000)
Balance as of October 31, 2011	231,798
Transfers out of Level 3	(82,724)
Change in Unrealized Appreciation (Depreciation)	36,795
Balance as of April 30, 2012	185,869

Windsor Fund

F. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	196	68,286	879
E-mini S&P 500 Index	June 2012	795	55,396	(81)
E-mini S&P MidCap 400 Index	June 2012	168	16,625	37

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2012, the fund realized net foreign currency losses of $341,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $3,354,840,000 to offset future net capital gains of $1,124,395,000 through October 31, 2016, and $2,230,445,000 through October 31, 2017. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $11,159,519,000. Net unrealized appreciation of investment securities for tax purposes was $1,542,194,000, consisting of unrealized gains of $2,048,471,000 on securities that had risen in value since their purchase and $506,277,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2012, the fund purchased $2,695,252,000 of investment securities and sold $3,079,587,000 of investment securities, other than temporary cash investments.

Windsor Fund

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2012	October 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	230,911	17,074	733,317	55,351
Issued in Lieu of Cash Distributions	57,080	4,449	95,561	6,994
Redeemed	(662,116)	(49,236)	(2,338,959)	(177,965)
Net Increase (Decrease)—Investor Shares	(374,125)	(27,713)	(1,510,081)	(115,620)
Admiral Shares
Issued	283,188	6,259	959,824	21,461
Issued in Lieu of Cash Distributions	42,468	981	66,478	1,442
Redeemed	(363,296)	(8,026)	(834,603)	(18,797)
Net Increase (Decrease)—Admiral Shares	(37,640)	(786)	191,699	4,106

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2011		Proceeds from		Apr. 30, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Arrow Electronics Inc.	231,677	—	313	—	269,879
MDC Holdings Inc.	59,273	—	47,898	588	—
	290,950			588	269,879

K. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,126.10	$1.96
Admiral Shares	1,000.00	1,126.91	1.43
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.02	$1.86
Admiral Shares	1,000.00	1,023.52	1.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreements

The board of trustees of Vanguard Windsor Fund has renewed the fund’s investment advisory agreements with Wellington Management Company, LLP, and AllianceBernstein L.P. The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Wellington Management Company, LLP. Founded in 1928, Wellington Management is among the nation’s oldest and most respected institutional investment managers. Using a bottom-up, fundamentally driven approach, Wellington Management invests in out-of-favor stocks that offer the combination of attractive valuations and underappreciated longer-term earnings growth projections. The advisor has the ability to seek undervalued stocks across the capitalization spectrum. The research-intensive approach is supported by the team’s deep and tenured analytical staff, which may also make use of the firm’s extensive industry research capabilities. Wellington Management has advised the fund since its inception in 1958.

AllianceBernstein L.P. AllianceBernstein is a global asset management firm that provides diversified, global investment management services involving growth and value equities, blend strategies, and fixed income securities to clients worldwide. The investment team employs a bottom-up, research-driven, value-based equity investment philosophy that seeks to exploit mispricings created by investor overreaction. It relies on substantial investment research resources to identify companies and industries that may be undergoing stress. The resulting portfolio has specific risk and return expectations compared with the Russell 1000 Value Index. AllianceBernstein has managed a portion of the fund since 1999.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that each advisor has carried out the fund’s investment strategy in disciplined fashion and that performance results have allowed the fund to remain competitive versus its benchmark and its peers. The board noted that AllianceBernstein has underperformed its benchmark and peer group over the short and long term. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management and AllianceBernstein in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Wellington Management and AllianceBernstein. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q222 062012

Semiannual Report | April 30, 2012
Vanguard WindsorTM II Fund

> For the six months ended April 30, 2012, Vanguard Windsor II Fund returned nearly 13%, outpacing the return of its benchmark index and the average return of large-capitalization value funds.

> The advisors’ choices among financial stocks helped the fund outperform its comparative standards.

> Stocks generally enjoyed strong returns, although large-cap value stocks lagged their growth counterparts.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	6
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	26
Trustees Approve Advisory Arrangements.	28
Glossary.	30

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Six Months Ended April 30, 2012

Total
Returns
Vanguard Windsor II Fund
Investor Shares	12.92%
Admiral™ Shares	12.96
Russell 1000 Value Index	11.62
Large-Cap Value Funds Average	11.23

Large-Cap Value Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
October 31, 2011, Through April 30, 2012

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Windsor II Fund
Investor Shares	$25.68	$28.65	$0.315	$0.000
Admiral Shares	45.59	50.86	0.577	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Windsor II Fund delivered double-digit returns for the six months ended April 30, 2012, buoyed by a favorable environment for stocks as well as the advisors’ astute stock picking in the financial sector.

The Windsor II Fund returned 12.92% for Investor Shares and 12.96% for Admiral Shares. The fund’s results outpaced, by more than a percentage point, both the return of the benchmark Russell 1000 Value Index and the average return of peer funds.

In addition to its strongly performing financial stocks, the fund benefited from its investments in the consumer staples and technology sectors. Health care, though, was a relative disappointment, with the fund lagging the benchmark index in that sector.

Stocks followed a familiar pattern, reflecting investors’ shifting moods
U.S. stocks delivered strong returns for the six months ended April 30. Signs of economic acceleration in the United States, strength in corporate earnings, and apparent progress in Europe’s debt negotiations created a sense of optimism through much of the period. In fact, the broad U.S. stock market turned in its best first-quarter gain since 1998.

2

By the end of the fiscal half-year, however, apprehension about the same sources of the earlier good news began to weigh on stock prices. Rapid changes in investor sentiment have been a prominent feature of the financial markets since the 2008–2009 crisis, a reflection of broader economic uncertainties.

International stocks generated a modestly positive return. European companies were the weakest performers, trailing the returns of the emerging markets and the developed markets of the Pacific region.

Municipal securities remained a bond market bright spot
The taxable bond market produced solid,if unremarkable, six-month total returns. The yields of U.S. Treasury bonds bobbedhigher during the period but dropped at the end as investors put a premium on the safest securities. This “flight to quality” boosted bond prices modestly. (Bond yields and prices move in opposite directions.)

The six-month return of the broad municipal bond market was impressive. Investors have bid up prices as muni yields have continued to hover above those available from fully taxable U.S. Treasury bonds.

As it has since December 2008, the Federal Reserve Board kept its target for the shortest-term interest rates between 0% and 0.25%. That policy has kept a tight lid on the returns available from money market funds and savings accounts.

Market Barometer

			Total Returns
		Periods Ended April 30, 2012
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	12.89%	4.11%	1.23%
Russell 2000 Index (Small-caps)	11.02	-4.25	1.45
Dow Jones U.S. Total Stock Market Index	12.66	3.43	1.56
MSCI All Country World Index ex USA (International)	2.73	-12.90	-2.75

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	2.44%	7.54%	6.37%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	5.50	11.36	5.60
Citigroup Three-Month U.S. Treasury Bill Index	0.01	0.04	1.03

CPI
Consumer Price Index	1.62%	2.30%	2.17%

3

Financial stocks helped drive a solid six-month performance
The six advisors that manage your fund take a value investing approach. This means they strive to identify stocks that they believe to be inexpensive in relation to company earnings or other metrics.

Like many other value investors, the advisors often favor established companies that pay comparatively high dividends, a category that includes many financial firms. The financial sector is Windsor II’s largest, and it accounted for about 20% of assets, on average, during the fiscal half-year.

Although financial firms have struggled in the wake of the 2008 financial crisis, they enjoyed a rebound in the six months just ended. Bank stocks were especially strong, with investors appearing optimistic that lenders were getting past the lingering effects of mortgage defaults associated with the U.S. housing downturn. Financial stocks held by the fund performed even better than their counterparts in the benchmark, thanks to the advisors’ selections among bank and insurance stocks.

Technology companies, in contrast, haven’t traditionally been associated with value investing. Historically, these firms’ stocks have tended to have high valuations based on measures such as price/earnings ratios. However, in recent years, as some of these companies have grown more mature, initiated dividends, and seen their stock valuations decline, they’ve drawn more interest from value investors.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.35%	0.27%	1.23%

The fund expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2012, the fund’s annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2011.

Peer group: Large-Cap Value Funds.

4

Technology stocks accounted for about 12% of your fund’s assets on average during the period. And the advisors’ stock picks among data-storage companies and semiconductor makers helped this sector of the fund to outperform the benchmark. Consumer staples, a group that includes tobacco and liquor companies, was also a bright spot for Windsor II.

Health care, as I mentioned, was a weak point, with the fund’s holdings delivering a double-digit gain but still lagging the benchmark sector.

For more about the advisors’ strategy and the fund’s positioning during the six months, please see the Advisors’ Report that follows this letter.

By saving more, you can help secure your financial future
A decade ago, Jack Brennan, my friend and predecessor as Vanguard’s chairman and chief executive officer, published an insightful book entitled Straight Talk on Investing. My favorite chapter is the one Jack devoted to the importance of saving. “If you really want to accumulate wealth,” he wrote, “live by this aphorism: ‘When in doubt, save it.’”

More recently, the authors of a Vanguard research paper affirmed the wisdom of Jack’s statement. The study—Penny Saved, Penny Earned, available at vanguard.com/research—found that people investing for retirement have a greater likelihood of reaching their goals when they increase their savings rate or savings time horizon. Raising either of those two factors, or both together, generally provides a higher chance of success than simply relying on the possibility of higher portfolio returns, the study’s authors concluded.

Of course, in emphasizing the value of savings, I’m in no way diminishing the importance of having a sound investment plan and a balanced, diversified portfolio that’s in line with your goals and your tolerance for risk. Vanguard Windsor II Fund, with its large-cap, value-oriented stocks and low costs, can play an important role in such a balanced portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 10, 2012

5

Advisors’ Report

For the six months ended April 30, 2012, Vanguard Windsor II Fund returned nearly 13%. Your fund is managed by six independent advisors, a strategy that enhances its diversification by providing exposure to distinct, yet complementary, investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past six months and the notable successes and shortfalls in their portfolios. These comments were prepared on May 17, 2012.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	61	22,423	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	17	6,303	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the firm’s
			global sector analysts.
Sanders Capital, LLC	9	3,426	Employs a traditional, bottom-up, fundamental research
			approach to identifying securities that are undervalued
			relative to their expected total return.
Hotchkis and Wiley Capital	6	2,302	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Armstrong Shaw Associates Inc.	4	1,506	Uses a bottom-up approach, employing fundamental
			and qualitative criteria to identify individual companies
			for potential investment.
Vanguard Equity Investment	0	152	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	3	798	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

6

Barrow, Hanley, Mewhinney & Strauss, LLC

Portfolio Manager:
James P. Barrow, Executive Director

Investment environment. The past six months have been relatively calm after a period of record price volatility. The U.S. equity market returned about 12.7% versus 2.4% for developed markets abroad (as measured by the Dow Jones U.S. Total Stock Market Index and the MSCI EAFE Index, respectively). Still, there are continued worries about Europe’s sovereign-debt difficulties; the bailout isn’t complete, and some countries may be forced to leave the euro, creating localized recessions. This, along with a slowing economy in China, has pushed down commodities, whose earlier price peaks helped destroy demand.

Successes and shortfalls. Our better investment sectors were consumer staples, industrials, and financials, while consumer discretionary, health care, and utilities were a drag on results. At this point, our portfolio, on a weighted basis, outyields the indexes and sells at a price/ earnings discount. We believe that our positioning, while somewhat defensive, is warranted because of the funding problems of several members of the European Union.

Lazard Asset Management LLC

Portfolio Managers:
Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

Investment environment. The S&P 500 Index rallied over the last several months because of heightened global growth prospects, continued loose monetary policy, and positive developments in the European debt crisis. In the United States, the labor market continued to recover, with the unemployment rate declining to 8.3%. In addition, manufacturing, vehicle sales, and housing data improved. In April, the U.S. market pulled back modestly as economic reports, which had consistently been above expectations for nearly six months, began to weaken.

Successes. Our portfolio benefited from stock selection in the financial sector. Top contributors were Wells Fargo and Ameriprise. Selection was also beneficial in the health care sector, where standouts included Pfizer and Amgen.

Shortfalls. Stock selection in the information technology sector hurt performance. Stock selection worked against us in the consumer staples sector as well; here, top detractors included Wal-Mart and Molson Coors Brewing.

7

Sanders Capital, LLC

Portfolio Managers:
Lewis A. Sanders, CFA, Chief Executive Officer and Co-Chief Investment Officer

John P. Mahedy, CPA, Director of Research and Co-Chief Investment Officer

Investment environment. Investment opportunity in equities appears relatively good. However, a risk of higher-than-usual volatility remains, as the European debt crisis has not been resolved and Chinese economic growth, which has been so important to global growth, has lost some of its vibrancy. Despite these factors, we expect strong investment returns to continue among our information technology, pharmaceutical, and medical device holdings, driven primarily by new product innovation.

Successes and shortfalls. Our investments in banks and life insurers, which have performed well so far in 2012, appear well-positioned to extend their gains. Investments in the energy sector, however, have hurt returns recently.

We are reducing our positions in that sector, as we believe oil may be moving from shortage to surplus; we now expect oil prices to decline, which will be constructive to economic growth and should benefit equities broadly.

Hotchkis and Wiley Capital Management, LLC

Portfolio Managers:
George H. Davis, Jr., Chief Executive Officer

Sheldon J. Lieberman, Principal

Investment environment. The market’s advance over the six months ended April 30 was prompted by continued signs of a strengthening U.S. economy and the absence of new negative global macroeconomic developments. The VIX Index, a measure of U.S. market volatility, declined from well above its historical average at the beginning of the period to well below that average at the end. As short-term fears lost some force among investors, we observed a shift in the market’s focus toward underlying fundamentals and valuation. Such a shift tends to form an environment conducive for bottom-up, fundamental value investors.

We remain optimistic about the equity market’s prospects because we see considerable fundamental improvements exhibited across the corporate sector. Despite modest economic growth, companies have generated robust earnings and cash flows, which have been predominately used to reduce debt. Valuations remain compelling even after the recent appreciation.

Successes. Stock selection in financials and energy contributed the most to performance over the six-month period. Cobalt International Energy, Gap, and AIG were the largest individual contributors.

8

Shortfalls. Stock selection in utilities and technology hurt performance most over the period. Hewlett-Packard, Exelon, and Oracle were the largest individual detractors.

Armstrong Shaw Associates Inc.

Portfolio Manager:
Jeffrey M. Shaw, Chairman and Chief Investment Officer

Investment environment. Equities rallied sharply over the past six months, as improving consumer sentiment, stable-to-improving employment data, and improving housing trends all contributed to a more optimistic environment. While we believe the environment will remain relatively positive, we expect the market’s gains over the balance of the year to be more modest, and we anticipate increased volatility as the focus turns to corporate profits and macro issues. We continue to find opportunities across all sectors as we emphasize businesses with company-specific catalysts.

Successes. Our portfolio performed strongly, both absolutely and relatively, over the past six months primarily because of positive stock selection, particularly in consumer discretionary, health care, and consumer staples. Wyndham Worldwide, Lowe’s, and Comcast, all consumer discretionary firms, were the top three individual contributors. An underweighting in utilities, coupled with positive stock selection in that sector, also benefited the portfolio.

Shortfalls. An underweighting in financials and stock selection in materials hurt relative performance.

Vanguard Equity Investment Group

Portfolio managers:
James D. Troyer, CFA, Principal

James P. Stetler, Principal Michael R. Roach, CFA

Investment environment. U.S. equity markets posted strong returns in the first half of the fiscal year, buoyed largely by strength in corporate earnings, rising consumer confidence, and positive employment trends. However, concerns about European sovereign debt and global economic growth continue to weigh on the market.

With this macro backdrop, our stock selection model performed well. Our growth, management decisions, market sentiment, and quality models all helped performance, while our valuation model detracted slightly.

Successes. Stock selection results were best in the information technology and materials sectors, where overweight positions in Seagate, LyondellBasell, Eastman Chemical, and CF Industries contributed most to our performance.

Shortfalls. Stock selection in health care detracted from relative performance. Specifically, underweight positions in Amgen, Covidien, and Merck held back results.

9

Windsor II Fund

Fund Profile
As of April 30, 2012

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.35%	0.27%
30-Day SEC Yield	2.20%	2.28%

Portfolio Characteristics
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Number of Stocks	260	657	3,716
Median Market Cap $58.0B		$39.8B	$36.0B
Price/Earnings Ratio	13.9x	15.1x	16.7x
Price/Book Ratio	1.9x	1.6x	2.3x
Return on Equity	18.0%	12.6%	18.2%
Earnings Growth Rate	4.7%	1.1%	8.6%
Dividend Yield	2.6%	2.6%	2.0%
Foreign Holdings	7.0%	0.0%	0.0%
Turnover Rate
(Annualized)	20%	—	—
Short-Term Reserves	2.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	Index
Consumer
Discretionary	7.2%	9.4%	12.2%
Consumer Staples	12.4	7.7	9.5
Energy	11.9	11.5	10.5
Financials	20.0	26.5	15.8
Health Care	14.4	12.3	11.5
Industrials	12.7	9.3	10.9
Information
Technology	12.0	8.9	19.5
Materials	1.5	2.6	4.0
Telecommunication
Services	3.1	4.7	2.6
Utilities	4.8	7.1	3.5

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	Index
R-Squared	0.97	0.97
Beta	0.97	0.98

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pfizer Inc.	Pharmaceuticals	3.2%
Philip Morris
International Inc.	Tobacco	3.1
ConocoPhillips	Oil & Gas
	Exploration &
	Production	2.8
JPMorgan Chase & Co.	Diversified Financial
	Services	2.7
Wells Fargo & Co.	Diversified Banks	2.7
International Business	IT Consulting &
Machines Corp.	Other Services	2.7
Microsoft Corp.	Systems Software	2.6
American Express Co.	Consumer Finance	2.5
Johnson & Johnson	Pharmaceuticals	2.2
Raytheon Co.	Aerospace &
	Defense	2.2
Top Ten		26.7%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 27, 2012, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2012, the annualized expense ratios were 0.35% for Investor Shares and 0.27% for Admiral Shares.

10

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2001, Through April 30, 2012

Note: For 2012, performance data reflect the six months ended April 30, 2012.

Average Annual Total Returns: Periods Ended March 31, 2012
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	8.36%	0.64%	5.03%
Admiral Shares	5/14/2001	8.44	0.73	5.14

See Financial Highlights for dividend and capital gains information.

11

Windsor II Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (97.0%)[1]
Consumer Discretionary (6.8%)
	Comcast Corp.	12,489,925	372,574
	Carnival Corp.	11,055,586	359,196
2	Service Corp.
	International	21,420,336	248,048
	Target Corp.	3,980,100	230,607
	CBS Corp. Class B	3,958,174	132,005
	Lowe’s Cos. Inc.	4,121,242	129,696
	Omnicom Group Inc.	2,299,300	117,977
	Lear Corp.	2,462,600	102,198
	Genuine Parts Co.	1,392,448	90,203
*	AutoZone Inc.	195,503	77,450
	Newell Rubbermaid Inc.	4,251,400	77,376
	Hyundai Motor Co.	293,600	69,310
	Macy’s Inc.	1,626,150	66,705
	Viacom Inc. Class B	1,340,500	62,186
	Wyndham Worldwide
	Corp.	1,138,535	57,314
	Johnson Controls Inc.	1,284,200	41,056
^	Volkswagen AG	211,684	36,161
	Magna International Inc.	768,900	33,701
	Kohl’s Corp.	635,848	31,875
	Interpublic Group of Cos.
	Inc.	2,548,200	30,094
	Gap Inc.	1,011,200	28,819
	Ford Motor Co.	2,296,000	25,899
	JC Penney Co. Inc.	657,500	23,709
	Time Warner Cable Inc.	289,600	23,298
*	General Motors Co.	906,900	20,859
*	Delphi Automotive plc	555,094	17,036
	Home Depot Inc.	263,274	13,635
	Brinker International Inc.	27,050	851
	Harman International
	Industries Inc.	16,950	840
	Time Warner Inc.	18,499	693
	Foot Locker Inc.	22,300	682

			Market
			Value
		Shares	($000)
*	TRW Automotive
	Holdings Corp.	9,900	453
	Walt Disney Co.	6,912	298
*	Goodyear Tire & Rubber
	Co.	26,500	291
*	Lamar Advertising Co.
	Class A	6,200	197
*	Liberty Interactive Corp.
	Class A	4,100	77
			2,523,369
Consumer Staples (11.9%)
	Philip Morris
	International Inc.	12,627,653	1,130,301
	Diageo plc ADR	7,243,420	732,455
	Imperial Tobacco
	Group plc ADR	8,734,425	698,841
	CVS Caremark Corp.	10,237,309	456,789
	Wal-Mart Stores Inc.	7,437,700	438,155
	Altria Group Inc.	12,405,907	399,594
	Molson Coors Brewing
	Co. Class B	3,137,600	130,461
*	Energizer Holdings Inc.	1,145,300	81,694
	Sysco Corp.	2,545,241	73,557
*	Ralcorp Holdings Inc.	865,085	62,987
	Kraft Foods Inc.	1,510,561	60,226
	General Mills Inc.	1,392,100	54,139
	PepsiCo Inc.	381,400	25,172
	Church & Dwight Co. Inc.	292,687	14,869
	Safeway Inc.	708,600	14,406
	Kimberly-Clark Corp.	162,900	12,783
	Procter & Gamble Co.	53,190	3,385
	Lorillard Inc.	8,900	1,204
	Reynolds American Inc.	24,300	992
*	Constellation Brands Inc.
	Class A	37,800	817
*	Dean Foods Co.	64,100	787
*	Smithfield Foods Inc.	33,250	697
			4,394,311

12

Windsor II Fund

			Market
			Value
		Shares	($000)
Energy (11.4%)
	ConocoPhillips	14,583,789	1,044,637
	Occidental Petroleum
	Corp.	8,254,157	752,944
	Spectra Energy Corp.	22,709,611	698,093
	Chevron Corp.	2,186,610	233,005
	Marathon Petroleum
	Corp.	4,611,450	191,882
	Marathon Oil Corp.	6,289,600	184,537
	Devon Energy Corp.	2,393,659	167,197
	Apache Corp.	1,373,906	131,813
	BP plc ADR	2,948,170	127,980
	Halliburton Co.	3,029,939	103,685
	Royal Dutch Shell plc
	ADR	1,315,490	96,504
	CONSOL Energy Inc.	2,824,120	93,874
	Noble Corp.	1,825,078	69,462
	El Paso Corp.	2,231,067	66,196
*	Cobalt International
	Energy Inc.	2,080,000	55,661
	Total SA ADR	863,200	41,529
*	Cameron International
	Corp.	600,510	30,776
	Valero Energy Corp.	1,179,100	29,124
*	Dresser-Rand Group Inc.	581,700	28,317
	Royal Dutch Shell plc
	ADR	330,638	23,654
	Gazprom OAO ADR	1,553,600	17,994
	Exxon Mobil Corp.	116,382	10,048
*	Tesoro Corp.	28,900	672
	Chesapeake Energy Corp.	14,500	267
			4,199,851
Exchange-Traded Funds (1.1%)
3	Vanguard Total Stock
	Market ETF	3,197,800	229,602
^,3	Vanguard Value ETF	2,511,200	143,465
	SPDR S&P 500 ETF Trust	314,700	43,986
			417,053
Financials (19.4%)
	JPMorgan Chase & Co.	23,570,395	1,013,056
	Wells Fargo & Co.	30,186,841	1,009,146
	American Express Co.	15,599,950	939,273
	PNC Financial Services
	Group Inc.	11,492,081	762,155
	Capital One Financial
	Corp.	10,491,638	582,076
	Citigroup Inc.	13,340,359	440,765
	State Street Corp.	7,080,400	327,256
	Bank of America Corp.	39,178,395	317,737
	XL Group plc Class A	13,532,232	291,078
	SLM Corp.	15,720,252	233,131
	MetLife Inc.	4,782,116	172,300
	Prudential Financial Inc.	2,279,500	138,001

			Market
			Value
		Shares	($000)
	Goldman Sachs Group
	Inc.	949,044	109,282
	Ameriprise Financial Inc.	1,737,000	94,163
	Travelers Cos. Inc.	1,340,500	86,221
	Allstate Corp.	2,461,400	82,038
	SunTrust Banks Inc.	3,362,439	81,640
*	American International
	Group Inc.	2,271,200	77,289
	Lincoln National Corp.	3,097,261	76,719
	Barclays plc	17,794,000	62,997
	Unum Group	2,473,000	58,709
	Janus Capital Group Inc.	5,634,600	42,710
	ACE Ltd.	493,122	37,462
	BNP Paribas SA	866,200	34,960
	PartnerRe Ltd.	419,100	29,178
	KeyCorp	2,781,682	22,365
	Morgan Stanley	1,091,600	18,863
	US Bancorp	69,249	2,228
	Discover Financial
	Services	37,000	1,254
	Aflac Inc.	26,950	1,214
	Fifth Third Bancorp	74,800	1,064
	Invesco Ltd.	39,000	969
	Torchmark Corp.	19,000	925
	Moody’s Corp.	22,500	921
	BB&T Corp.	25,900	830
	Reinsurance Group of
	America Inc. Class A	12,950	753
	HCP Inc.	17,700	734
*	NASDAQ OMX Group Inc.	29,200	717
	Health Care REIT Inc.	10,600	601
	Kimco Realty Corp.	30,000	582
	General Growth
	Properties Inc.	31,000	552
	Camden Property Trust	7,400	501
	Hospitality Properties
	Trust	18,120	500
	Digital Realty Trust Inc.	6,600	496
	Progressive Corp.	20,700	441
	Chubb Corp.	5,299	387
	Duke Realty Corp.	23,300	345
*	Berkshire Hathaway Inc.
	Class B	3,700	298
	Assurant Inc.	5,300	214
	Weingarten Realty
	Investors	6,000	159
	Assured Guaranty Ltd.	5,500	78
			7,157,333
Health Care (13.8%)
	Pfizer Inc.	51,692,168	1,185,301
	Johnson & Johnson	12,294,550	800,252
	Baxter International Inc.	13,492,068	747,596
	Medtronic Inc.	18,148,500	693,273
	WellPoint Inc.	5,972,299	405,041

13

Windsor II Fund

			Market
			Value
		Shares	($000)
	Merck & Co. Inc.	5,373,829	210,869
	UnitedHealth Group Inc.	2,753,499	154,609
	Amgen Inc.	1,584,541	112,677
	Quest Diagnostics Inc.	1,897,700	109,478
	Abbott Laboratories	1,592,939	98,858
	McKesson Corp.	1,062,500	97,123
*	Gilead Sciences Inc.	1,740,000	90,497
	Covidien plc	1,538,341	84,963
	St. Jude Medical Inc.	1,892,216	73,267
*	CareFusion Corp.	2,440,400	63,231
	Thermo Fisher Scientific
	Inc.	839,332	46,709
*	Express Scripts Holding
	Co.	687,653	38,364
	Sanofi ADR	698,300	26,661
	Novartis AG ADR	413,100	22,791
	Eli Lilly & Co.	463,600	19,188
	Zimmer Holdings Inc.	186,000	11,705
	AstraZeneca plc ADR	254,400	11,168
	Bristol-Myers Squibb Co.	58,333	1,947
	Aetna Inc.	24,100	1,061
	Humana Inc.	11,010	888
	AmerisourceBergen Corp.
	Class A	16,690	621
	Cardinal Health Inc.	6,000	254
*	Charles River Laboratories
	International Inc.	5,850	208
			5,108,600
Industrials (12.2%)
	Raytheon Co.	14,680,461	794,800
2	Cooper Industries plc	11,547,688	722,539
	Honeywell International
	Inc.	10,727,888	650,754
	General Electric Co.	32,714,407	640,548
	Illinois Tool Works Inc.	6,605,130	379,002
	Xylem Inc.	8,769,202	244,485
	Boeing Co.	1,502,900	115,423
	Parker Hannifin Corp.	1,234,800	108,280
	General Dynamics Corp.	1,567,500	105,806
	Exelis Inc.	8,769,202	101,109
	ITT Corp.	4,384,551	98,477
*	Corrections Corp. of
	America	2,163,183	62,494
	Caterpillar Inc.	563,600	57,921
	Tyco International Ltd.	943,188	52,941
	United Parcel Service Inc.
	Class B	593,955	46,412
	Lockheed Martin Corp.	510,100	46,184
	United Technologies Corp. 548,629		44,790
	Cummins Inc.	344,400	39,892
	PACCAR Inc.	867,400	37,263
	Northrop Grumman Corp.	572,876	36,252
	FedEx Corp.	376,900	33,258
	CSX Corp.	1,055,831	23,556

			Market
			Value
		Shares	($000)
*	WABCO Holdings Inc.	305,405	19,250
	Embraer SA ADR	493,200	17,084
	Ingersoll-Rand plc	287,200	12,212
*	Huntington Ingalls
	Industries Inc.	92,550	3,651
*	Delta Air Lines Inc.	93,200	1,021
	L-3 Communications
	Holdings Inc.	7,350	540
	KBR Inc.	13,700	464
	Cintas Corp.	7,700	302
			4,496,710
Information Technology (11.4%)
	International Business
	Machines Corp.	4,812,145	996,499
	Microsoft Corp.	30,365,740	972,311
	Intel Corp.	19,865,600	564,183
	Cisco Systems Inc.	14,779,700	297,811
	Oracle Corp.	6,910,836	203,110
*	Apple Inc.	249,458	145,743
	Samsung Electronics
	Co. Ltd.	110,400	135,125
	Corning Inc.	8,723,800	125,187
*	Google Inc. Class A	175,080	105,964
	Hewlett-Packard Co.	3,948,860	97,774
*	EMC Corp.	3,237,700	91,336
	Texas Instruments Inc.	2,840,700	90,732
*	eBay Inc.	1,563,849	64,196
	QUALCOMM Inc.	989,000	63,138
	CA Inc.	1,675,628	44,270
*	Western Digital Corp.	965,600	37,475
	Lexmark International Inc.
	Class A	1,224,194	36,848
*	Dell Inc.	2,003,000	32,789
	Mastercard Inc. Class A	69,460	31,415
*	SanDisk Corp.	695,900	25,755
	TE Connectivity Ltd.	651,075	23,738
	Seagate Technology plc	37,100	1,141
	Motorola Solutions Inc.	21,345	1,089
	KLA-Tencor Corp.	18,500	965
	Jabil Circuit Inc.	35,200	825
*	LSI Corp.	101,400	815
	IAC/InterActiveCorp	6,100	294
*	Avnet Inc.	5,500	198
	Total System Services Inc.	4,000	94
			4,190,820
Materials (1.4%)
	EI du Pont de
	Nemours & Co.	5,474,323	292,657
	Mosaic Co.	1,976,975	104,424
	Walter Energy Inc.	638,500	42,339
	Praxair Inc.	314,144	36,346
	Ball Corp.	699,937	29,229
	International Paper Co.	32,200	1,073
	CF Industries Holdings Inc.	5,400	1,043

14

Windsor II Fund

			Market
			Value
		Shares	($000)
	LyondellBasell Industries
	NV Class A	24,720	1,033
	PPG Industries Inc.	9,800	1,031
	Eastman Chemical Co.	17,500	945
	Airgas Inc.	3,700	339
	Steel Dynamics Inc.	24,100	308
	Domtar Corp.	3,200	280
	Valspar Corp.	3,150	161
	Freeport-McMoRan
	Copper & Gold Inc.	3,900	149
	Dow Chemical Co.	4,300	146
			511,503
Telecommunication Services (3.0%)
	AT&T Inc.	14,299,407	470,594
	Vodafone Group plc
	ADR	13,561,100	377,405
	Verizon Communications
	Inc.	6,359,509	256,797
			1,104,796
Utilities (4.6%)
2	CenterPoint Energy Inc.	25,766,213	520,735
	Entergy Corp.	5,412,378	354,836
	Dominion Resources Inc.	6,391,650	333,580
	Public Service Enterprise
	Group Inc.	9,086,700	283,051
	Sempra Energy	843,700	54,621
	Exelon Corp.	1,379,700	53,822
*	Calpine Corp.	1,821,342	34,150
	Edison International	611,600	26,917
*	NRG Energy Inc.	1,451,400	24,674
	Consolidated Edison Inc.	19,600	1,165
	American Electric Power
	Co. Inc.	29,200	1,134
	DTE Energy Co.	17,300	976
	Ameren Corp.	28,600	938
	CMS Energy Corp.	39,800	915
	Pinnacle West Capital
	Corp.	18,600	899
	ONEOK Inc.	8,200	704
	Southern Co.	10,800	496
	TECO Energy Inc.	20,100	362
	Northeast Utilities	5,904	217
	NextEra Energy Inc.	1,800	116
			1,694,308
Total Common Stocks
(Cost $28,781,426)			35,798,654

			Market
			Value
		Shares	($000)
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.2%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.137%	1,194,559,096	1,194,559

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
[6,7]	Fannie Mae
	Discount Notes,
	0.155%, 9/26/12	100	100
7	United States Treasury
	Note/Bond,
	1.375%, 9/15/12	23,100	23,205
			23,305
Total Temporary Cash Investments
(Cost $1,217,867)			1,217,864
Total Investments (100.3%)
(Cost $29,999,293)			37,016,518
Other Assets and Liabilities (-0.3%)
Other Assets			216,419
Liabilities[5]			(323,177)
			(106,758)
Net Assets (100%)			36,909,760

15

Windsor II Fund

At April 30, 2012, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	33,338,043
Undistributed Net Investment Income	174,482
Accumulated Net Realized Losses	(3,625,648)
Unrealized Appreciation (Depreciation)
Investment Securities	7,017,225
Futures Contracts	5,661
Foreign Currencies	(3)
Net Assets	36,909,760

Investor Shares—Net Assets
Applicable to 668,822,346 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	19,163,739
Net Asset Value Per Share—
Investor Shares	$28.65

Admiral Shares—Net Assets
Applicable to 348,891,133 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	17,746,021
Net Asset Value Per Share—
Admiral Shares	$50.86

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $34,300,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.1% and 2.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $35,565,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury in exchange for senior preferred stock.
7 Securities with a value of $23,204,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

16

Windsor II Fund

Statement of Operations

Six Months Ended
April 30, 2012
($000)
Investment Income
Income
Dividends[1,2]	446,943
Interest[2]	473
Security Lending	210
Total Income	447,626
Expenses
Investment Advisory Fees—Note B
Basic Fee	25,993
Performance Adjustment	(3,243)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,296
Management and Administrative—Admiral Shares	9,441
Marketing and Distribution—Investor Shares	2,014
Marketing and Distribution—Admiral Shares	1,540
Custodian Fees	220
Shareholders’ Reports—Investor Shares	210
Shareholders’ Reports—Admiral Shares	61
Trustees’ Fees and Expenses	36
Total Expenses	54,568
Expenses Paid Indirectly	(438)
Net Expenses	54,130
Net Investment Income	393,496
Realized Net Gain (Loss)
Investment Securities Sold[2]	575,877
Futures Contracts	60,745
Foreign Currencies	34
Realized Net Gain (Loss)	636,656
Change in Unrealized Appreciation (Depreciation)
Investment Securities	3,234,815
Futures Contracts	(9,670)
Foreign Currencies	(11)
Change in Unrealized Appreciation (Depreciation)	3,225,134
Net Increase (Decrease) in Net Assets Resulting from Operations	4,255,286

1 Dividends are net of foreign withholding taxes of $836,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $23,442,000, $464,000, and $1,019,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Windsor II Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2012	2011
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	393,496	759,804
Realized Net Gain (Loss)	636,656	1,185,811
Change in Unrealized Appreciation (Depreciation)	3,225,134	616,761
Net Increase (Decrease) in Net Assets Resulting from Operations	4,255,286	2,562,376
Distributions
Net Investment Income
Investor Shares	(224,487)	(406,021)
Admiral Shares	(187,673)	(317,250)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(412,160)	(723,271)
Capital Share Transactions
Investor Shares	(1,916,137)	(3,015,077)
Admiral Shares	1,202,458	654,417
Net Increase (Decrease) from Capital Share Transactions	(713,679)	(2,360,660)
Total Increase (Decrease)	3,129,447	(521,555)
Net Assets
Beginning of Period	33,780,313	34,301,868
End of Period[1]	36,909,760	33,780,313

1 Net Assets—End of Period includes undistributed net investment income of $174,482,000 and $193,112,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Windsor II Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.68	$24.37	$22.22	$20.56	$37.84	$35.14
Investment Operations
Net Investment Income	.302	.557	.495	.580	.777	.803
Net Realized and Unrealized Gain (Loss)
on Investments	2.983	1.276	2.151	1.750	(13.804)	4.145
Total from Investment Operations	3.285	1.833	2.646	2.330	(13.027)	4.948
Distributions
Dividends from Net Investment Income	(.315)	(.523)	(.496)	(.670)	(.799)	(.790)
Distributions from Realized Capital Gains	—	—	—	—	(3.454)	(1.458)
Total Distributions	(.315)	(.523)	(.496)	(.670)	(4.253)	(2.248)
Net Asset Value, End of Period	$28.65	$25.68	$24.37	$22.22	$20.56	$37.84

Total Return[1]	12.92%	7.48%	12.05%	11.96%	-38.02%	14.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,164	$19,010	$20,921	$20,695	$19,400	$33,821
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.35%	0.35%	0.38%	0.32%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.22%	2.11%	2.08%	2.96%	2.66%	2.19%
Portfolio Turnover Rate	20%	23%	29%	41%	37%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor II Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2012	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$45.59	$43.26	$39.46	$36.51	$67.18	$62.41
Investment Operations
Net Investment Income	.558	1.025	.914	1.064	1.431	1.491
Net Realized and Unrealized Gain (Loss)
on Investments	5.289	2.264	3.811	3.112	(24.497)	7.348
Total from Investment Operations	5.847	3.289	4.725	4.176	(23.066)	8.839
Distributions
Dividends from Net Investment Income	(.577)	(.959)	(.925)	(1.226)	(1.473)	(1.481)
Distributions from Realized Capital Gains	—	—	—	—	(6.131)	(2.588)
Total Distributions	(.577)	(.959)	(.925)	(1.226)	(7.604)	(4.069)
Net Asset Value, End of Period	$50.86	$45.59	$43.26	$39.46	$36.51	$67.18

Total Return[1]	12.96%	7.56%	12.12%	12.09%	-37.94%	14.71%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,746	$14,771	$13,381	$12,060	$11,611	$20,250
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.27%	0.27%	0.27%	0.22%	0.23%
Ratio of Net Investment Income to
Average Net Assets	2.30%	2.19%	2.16%	3.07%	2.76%	2.29%
Portfolio Turnover Rate	20%	23%	29%	41%	37%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.01%), (0.01%), (0.01%), (0.01%), and 0.01%.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

21

Windsor II Fund

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2008–2011), and for the period ended April 30, 2012, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance for the preceding three years relative to the MSCI US Prime Market 750 Index. The basic fee of Lazard Asset Management LLC is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI US Investable Market 2500 Index. The basic fee of Armstrong Shaw Associates Inc. is subject to quarterly adjustments based on performance for the preceding five years, relative to the Russell 1000 Value Index. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance since January 31, 2010, relative to the Russell 3000 Index.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $72,000 for the six months ended April 30, 2012.

For the six months ended April 30, 2012, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets, before a decrease of $3,243,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital

22

Windsor II Fund

contributions to Vanguard. At April 30, 2012, the fund had contributed capital of $5,481,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 2.19% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2012, these arrangements reduced the fund’s expenses by $438,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2012, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	35,442,107	356,547	—
Temporary Cash Investments	1,194,559	23,305	—
Futures Contracts—Assets[1]	98	—	—
Futures Contracts—Liabilities[1]	(1,690)	—	—
Total	36,635,074	379,852	—

1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2012, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2012	1,169	407,280	5,685
E-mini S&P 500 Index	June 2012	107	7,456	(24)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

23

Windsor II Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2012, the fund realized net foreign currency gains of $34,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2011, the fund had available capital loss carryforwards totaling $4,227,031,000 to offset future net capital gains of $2,413,390,000 through October 31, 2016, $1,639,579,000 through October 31, 2017, and $174,062,000 through October 31, 2018. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2012; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2012, the cost of investment securities for tax purposes was $29,999,293,000. Net unrealized appreciation of investment securities for tax purposes was $7,017,225,000, consisting of unrealized gains of $10,456,310,000 on securities that had risen in value since their purchase and $3,439,085,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2012, the fund purchased $3,365,093,000 of investment securities and sold $4,086,279,000 of investment securities, other than temporary cash investments.

I. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		April 30, 2012	October 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	788,309	29,088	1,713,967	66,276
Issued in Lieu of Cash Distributions	219,371	8,467	397,055	15,092
Redeemed	(2,923,817)	(108,922)	(5,126,099)	(199,599)
Net Increase (Decrease)—Investor Shares	(1,916,137)	(71,367)	(3,015,077)	(118,231)
Admiral Shares
Issued	2,324,132	48,702	2,931,963	64,388
Issued in Lieu of Cash Distributions	176,148	3,830	298,134	6,381
Redeemed	(1,297,822)	(27,633)	(2,575,680)	(56,099)
Net Increase (Decrease)—Admiral Shares	1,202,458	24,899	654,417	14,670

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Windsor II Fund

J. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31, 2011		Proceeds from		April 30, 2012
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
Description	($000)	($000)	($000)	($000)	($000)
CenterPoint Energy Inc.	539,650	—	2,596	10,332	520,735
Cooper Industries plc	608,824	—	3,146	6,945	722,539
Service Corp. International	215,275	—	1,145	2,142	248,048
	1,363,749			19,419	1,491,322

K. In preparing the financial statements as of April 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

25

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Six Months Ended April 30, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	10/31/2011	4/30/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,129.22	$1.85
Admiral Shares	1,000.00	1,129.59	1.43
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.12	$1.76
Admiral Shares	1,000.00	1,023.52	1.36

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.35% for Investor Shares and 0.27% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

27

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Windsor II Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC; Lazard Asset Management LLC; Sanders Capital, LLC; Hotchkis and Wiley Capital Management, LLC; Armstrong Shaw Associates Inc.; and The Vanguard Group, Inc. (through its Equity Investment Group). The board determined that the retention of the advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each advisor. The board noted the following:

Barrow, Hanley, Mewhinney & Strauss, LLC. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using a combination of in-depth fundamental research and valuation forecasts, Barrow Hanley seeks stocks offering strong fundamentals and price appreciation potential, with below-average price/earnings ratios and price/book value ratios and above-average current yields. Barrow Hanley has advised the fund since the fund’s inception in 1985.

Lazard Asset Management LLC. Lazard provides investment management services for clients around the world in a variety of investment mandates, including international equities, domestic equities, and fixed income securities. The investment team at Lazard employs a bottom-up stock-selection process to identify stocks with sustainable financial productivity and attractive valuations. The investment process incorporates three types of research: financial screening, fundamental analysis, and accounting validation. Lazard is a subsidiary of Lazard Ltd. and has managed a portion of the fund since 2007.

Sanders Capital, LLC. Founded in 2009, Sanders Capital employs a traditional, bottom-up, fundamental research-driven approach to identify securities that are undervalued relative to their expected total return. Two investment management industry veterans, Lewis A. Sanders, CEO and co-CIO of Sanders Capital, and John P. Mahedy, co-CIO and research director, serve as portfolio managers for the firm’s portion of Windsor II Fund. Sanders Capital has managed a portion of the fund since 2010.

Hotchkis and Wiley Capital Management, LLC. Founded in 1980, Hotchkis and Wiley is a value-oriented firm that manages various large-, mid-, and small-cap portfolios. The firm invests mainly in mid- and large-cap stocks with value-oriented characteristics. The advisor follows a disciplined investment approach, focusing on such investment parameters as a company’s tangible assets, sustainable cash flow, and potential for improving business performance. Hotchkis and Wiley has managed a portion of the fund since 2003.

Armstrong Shaw Associates Inc. Founded in 1984, Armstrong Shaw is an employee-owned firm that manages large-cap value products. The firm constructs a portfolio of large-cap stocks using a bottom-up, fundamentally driven process to identify individual companies for potential investment. The firm’s disciplined, absolute value-based approach determines the intrinsic value of a company through analysis of its cash flow or an appraisal of its assets. Candidates for purchase are stocks selling at a substantial discount to their intrinsic value from companies that have a sound business and capable management team. Armstrong Shaw has managed a portion of the fund since 2006.

28

The Vanguard Group, Inc. Vanguard has been managing investments for more than three decades. The Equity Investment Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth. Vanguard has managed a portion of the fund since 1991.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board concluded that each advisor has carried out the fund’s investment strategy in a disciplined fashion, and that performance results have allowed the fund to remain competitive versus its benchmark and its peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Lazard, Sanders Capital, Hotchkis and Wiley, and Armstrong Shaw, in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Lazard, Sanders Capital, Hotchkis and Wiley, and Armstrong Shaw. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 179 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.
Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Director of SKF AB
and President (2006–2008) of Rohm Haas Co.	(industrial machinery), Hillenbrand, Inc. (specialized
(chemicals); Director of Tyco International, Ltd.	consumer services), the Lumina Foundation for
(diversified manufacturing and services), Hewlett-
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal
Occupation(s) During the Past Five Years: Chairman,	Vanguard Senior ManagementTeam
President, and Chief Executive Officer of NACCO
Industries, Inc. (forklift trucks/housewares/lignite);	Mortimer J. Buckley	Michael S. Miller
Director of Goodrich Corporation (industrial products/	Kathleen C. Gubanich	James M. Norris
aircraft systems and services) and the National	Paul A. Heller	Glenn W. Reed
Association of Manufacturers; Chairman of the Board	Martha G. King	George U. Sauter
of the Federal Reserve Bank of Cleveland and of	Chris D. McIsaac
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2012 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q732 062012

Item 2:

Not Applicable.

Item 3:

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 15, 2012

VANGUARD WINDSOR FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: June 15, 2012

* By:/s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012, see file Number 2-11444, Incorporated by Reference.